UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2026

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Restricted Stock Unit Awards

On February 4, 2026, the compensation committee (the “Compensation Committee”) of the board of directors (the “Board”) of LSB Industries, Inc. (the “Company”) approved and adopted a new form of restricted stock unit award agreement (the “Award Agreement”) under the Company’s 2025 Long-Term Incentive Plan (the “Plan”) and approved the 2026 annual grant of long-term incentive awards pursuant to the Plan to the executive officers listed below (the “LTIP Grants”). As in past years, the 2026 LTIP Grants include time-based and performance-based grants. The performance metrics in the Award Agreement for the 2026 LTIP Grants have changed as described in detail below.

		TRSUs	PRSUs
Name	Title	Number of Shares (#)	Number of Shares (#)
Mark T. Behrman	President and Chief Executive Officer	153,604	153,604
Cheryl A. Maguire	Executive Vice President and Chief Financial Officer	29,462	29,462
Michael J. Foster	Executive Vice President, General Counsel and Secretary	26,545	26,545
Kristy D. Carver	Senior Vice President and Treasurer	8,124	8,124
Damien J. Renwick	Executive Vice President and Chief Commercial Officer	25,115	25,115
Scott D. Bemis	Executive Vice President - Manufacturing	10,584	10,584

The Award Agreement provides for the grant of (i) time-based restricted stock units, which vest in annual installments ratably over a three year period subject to the executive’s continued service with the Company (“TRSUs”), and (ii) performance-based restricted stock units (“PRSUs”), which are earned based on the achievement of specified performance metrics over the applicable Performance Period (defined below). The Award Agreement remains materially consistent with the Company’s previously disclosed Form of Restricted Stock Unit Award Agreement on file, with the exception of updating the performance mechanics, including the performance metrics and measurement criteria used to determine the number of PRSUs that may be earned upon certification of performance by the Compensation Committee, and adding accelerated vesting upon the executive’s Qualifying Retirement (as defined in the Award Agreement).

For the PRSUs, the Compensation Committee approved a three-year performance cycle beginning on January 1 of the grant year and ending on December 31 of the third year following the date of grant (the “Performance Period”). Any earned PRSUs will vest, if at all, on the three-year anniversary of the date of grant, subject to the Compensation Committee’s certification of performance results.

Performance is assessed annually on December 31 for each calendar year in the Performance Period (each, a “Covered Year”), with performance objectives set no later than the 90th day of each such year. With respect to the PRSUs granted in 2026, for the first Covered Year, the performance metric is return on net assets, with threshold, target, and maximum performance levels corresponding to a payout ranging from 50% to 200% of the target number of PRSUs granted. The Compensation Committee retains discretion to modify the performance metrics from year to year. A straight‑line interpolation will be applied between levels, and the annual payout percentage cannot exceed 200%. After performance is determined for each Covered Year, the Compensation Committee will average the annual payout percentages from each Covered Year to determine the number of PRSUs eligible for vesting prior to application of a total shareholder return (“TSR”) modifier.

The number of PRSUs eligible for vesting is then adjusted by a relative TSR modifier measured over the full three‑year Performance Period against a defined peer group, to determine the actual number of PRSUs earned. The TSR modifier has threshold, target, and maximum performance levels that range from 80% to 120%, with linear interpolation between points. If the Company’s absolute TSR is negative for the Performance Period, the TSR modifier is capped at the target level.

The Award Agreement provides for accelerated vesting of PRSUs and TRSUs upon certain events, including a Change in Control (as defined in the Plan), a termination of service by the Company without Cause (including a non-renewal of the respective executive’s employment agreement), a resignation by the executive for Good Reason, the executive’s Qualifying Retirement, and the executive’s death or Total and Permanent Disability (each as defined in the Award Agreement).

The description of the Award Agreement above is qualified in its entirety by reference to the Award Agreement approved by the Compensation Committee, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Side Letter Agreement

On February 10, 2026, the Compensation Committee entered into a side letter agreement with Mark T. Behrman (the “Side Letter”), which amends all of Mr. Behrman’s outstanding equity awards to incorporate qualifying retirement provisions.

Pursuant to the Side Letter, upon a qualifying retirement, all of Mr. Behrman’s outstanding TRSUs will accelerate and vest in full. Additionally, all outstanding PRSUs will accelerate and vest at the greater of (i) target or (ii) actual performance through the retirement date, as determined by the Compensation Committee. For the purposes of the Side Letter, a “qualifying retirement” is defined as a voluntary retirement occurring (x) on or after age 63 with at least five years of service, (y) more than one year after the applicable grant date, and (z) absence of any determination by the Company of grounds for termination for cause. All future equity awards granted to Mr. Behrman shall also include the same qualifying retirement provisions, unless otherwise agreed in writing between the parties to the Side Letter.

Except as expressly modified by the Side Letter, all other terms and conditions of Mr. Behrman’s outstanding equity awards remain in full force and effect.

The description of the Side Letter above is qualified in its entirety by reference to the Side Letter, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Agreement (Executive Officers – 2026) under the LSB Industries, Inc. 2025 Long-Term Incentive Plan
10.2	Side Letter Agreement, dated February 10, 2026, by and between LSB Industries, Inc. and Mark T. Behrman.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2026

LSB INDUSTRIES, INC.

By:	/s/ Cheryl A. Maguire
Name:	Cheryl A. Maguire
Title:	Executive Vice President and Chief Financial Officer